Annual Report December 31, 2001

JPMorgan Value
Opportunities Fund

Formerly The Growth Fund of Washington

graphic: JP Morgan Flemming Asset Management Logo

Growth of a $10,000 Investment

graph comparing Standard & Poor's 500 Composite Index versus The Growth Fund of Washington versus the Consumer Price Index from 1991 through 2001 Fiscal years eneded December 31
                        Fund            S&P500          CPI
12/31/91                9425            10000           10000
12/31/92                11097           10761           10290
12/31/93                12486           11841           10573
12/31/94                11323           12001           10856
12/31/95                16334           16495           11131
12/31/96                18727           20273           11501
12/31/97                25574           27026           11697
12/31/98                31512           34735           11885
12/31/99                30205           42034           12204
12/31/00                30402           38205           12618
12/31/01                25746           33684           12864

Average Annual Total Return to December 31, 2001
       1 year    5 years  10 years
       -20.18%    5.32%     9.92%

The Fund's results reflect payment of the maximum sales charge of 5.75%, thus the net investment was $9,425. All dividends and capital gain distributions are reinvested in additional shares without a sales charge. The graph covers the ten year period ended December 31, 2001. The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.

The figures in this report reflect past results. All investments are subject to certain risks. For example, those which include common stocks are affected by fluctuating stock prices, so you may gain or lose money by investing in the Fund. Accordingly, investors should maintain a long-term investment perspective. Fund shares are not deposits or obligations of, or insured, guaranteed or endorsed by, the U.S. government, any bank, the Federal Deposit Insurance Corporation, or any other agency, entity or person.

Fellow Shareholders

The Directors and Officers of your Fund are deeply saddened by the tragic events of September 11th and extend their sympathy and their prayers to the victims and to those who have suffered a loss of family and friends.

The Growth Fund of Washington, which at year-end became the JPMorgan Value Opportunities Fund, has undergone significant and important changes during the past year. As discussed below in greater detail, the Fund's Directors and Shareholders have approved changes to the Fund's name, investment objective, investment adviser and other matters that took effect at the end of 2001. As a result, this will be the last report on the investment results of The Growth Fund of Washington: future reports will reflect the results of the JPMorgan Value Opportunities Fund.

On December 31, 2001, The Fund's net asset value per share was $20.86, a decrease of 15.3% on a total return basis with the reinvestment of the two-cent per share dividend paid in June and the $2.91 long-term capital gain paid on December 31st. The total return of the unmanaged Standard & Poor's 500 Composite Index declined 11.9% for the same period.

Over the past year, all of the major stock market averages continued their downward movement. Corporate earnings reports, which were being revised to reflect lower expectations before September 11th, have now, in many cases, been subjected to further reductions. As a result of its concern over the weakening economy, the Federal Reserve Board took unprecedented action in reducing the Federal Funds rate eleven times during the year to its lowest level in more than 40 years. Although it is not possible to predict when the economy will rebound, securities prices have historically led the way by approximately six months. We are confident that the actions taken by corporations and the Federal Reserve will result in stimulating economic activity. Some segments of the economy such as consumer confidence have already begun to show positive signs of improvement.

The Fund's bank holdings, comprising 20.0% of the Fund's net assets, continued to be the Fund's best performing sector for the year. These holdings benefited from short-term interest rates having moved lower throughout the year. However, the Fund's holdings in diversified telecommunications services, followed closely by telecommunications equipment, which together comprise 8.3% of the Fund's net assets, accounted for the greatest weakness in the Fund's performance during the year.

Since we reported to you six months ago, the Fund has acquired holdings in Exxon Mobil and Tyco International. It has eliminated its holdings of AOL Time Warner, Constellation Energy Group, MedImmune, MICROS Systems, Orion Power Holdings, and Trex Company. In addition, it has reduced its holdings in American Tower Corporation, Fannie Mae, Freddie Mac, and The Washington Post Company.

At the Fund's Shareholder Meeting, held December 5, in Annapolis, Maryland, all of the matters described in the proxy statement were adopted. (Voting results appear on the back page of this report.) As previously mentioned, the Fund's name was changed to the JPMorgan Value Opportunities Fund. The Fund's new investment adviser is J.P. Morgan Investment Management Inc., and the Fund's investment objective has been changed: at year-end, the Fund expanded its investment objective to include primarily large and medium capitalization U.S. companies, no longer focusing primarily on Washington, D.C., Virginia, and Maryland companies. Management believes that this new and expanded objective will not only provide the Fund with much broader diversification but also greater opportunity for growth of capital. As the Fund continues to more broadly diversify its holdings, it expects to further realize long-term capital gains on many of its more highly concentrated regional holdings.

Re-elected to the Board of Directors are Cyrus A. Ansary; James H. Lemon, Jr.; Harry J. Lister; T. Eugene Smith; Leonard P. Steuart, II; and Margita E. White. Newly elected to the Board are Daniel J. Callahan III; James C. Miller III; and Jeffrey L. Steele. Each of these Directors has a distinguished record of service in their respective fields of activity or profession and will add significantly to the Board.

We are excited about continuing to serve your investment needs as a shareholder of the JPMorgan Value Opportunities Fund and appreciate your past support. As always, we welcome your questions and comments and look forward to reporting to you again in six months.

Sincerely,

(signatures)

James H. Lemon, Jr.      Harry J. Lister                Jeffrey L. Steele
Chairman of the Board    Vice Chairman of the Board     President

February 12, 2002


Investment Portfolio as of December 31, 2001
                                                                    Number
                                                                      of       Market   Percent of
      Industry                  Securities<F1>                      Shares      Value   Net Assets
Banks                 Bank of America Corp.                        44,400  $ 2,794,980      5.45%
                      Provident Bankshares Corporation             60,365    1,466,869      2.86
                      SunTrust Banks, Inc.                         59,520    3,731,904      7.28
                      Wachovia Corp. (formerly First Union Corp.)  72,600    2,276,736      4.44
                                                                            10,270,489     20.03

Biotechnology         Applera Corp. Celera Genomics, Inc.<F2>      40,000    1,067,600      2.08
                      Human Genome Sciences, Inc.                   5,000      168,600      0.33
                                                                             1,236,200      2.41

Consumer Finance      Capital One Financial Corp.                  93,000    5,017,350      9.79

Diversified           Fannie Mae                                   83,320    6,623,940     12.93
Financial Services    Freddie Mac                                 106,200    6,945,480     13.55
                                                                            13,569,420     26.48

Diversified           American Tower Systems Corp.<F2>             33,500      317,245      0.62
Telecommunications    Qwest Communications International, Inc.<F2> 69,966      988,620      1.93
Services              Verizon Communications Corp.                 56,000    2,657,760      5.19
                                                                             3,963,625      7.74

Industrial            Tyco International Ltd.                      17,000    1,001,300      1.95
Conglomerates

Industrial Machinery  Danaher Corp.                                50,000    3,015,500      5.88

Oil & Gas             ExxonMobil Corp.                             42,000    1,650,600      3.22

Publishing & Printing The Washington Post Co., Class B              8,800    4,664,000      9.10

Telecommunications    CIENA Corp.<F2>                              20,000      286,200      0.56
Equipment

                      Miscellaneous securities                               2,337,835      4.56

                      TOTAL INVESTMENT SECURITIES
                      (cost: $14,302,256)                                   47,012,519     91.72

                      Cash and receivables over payables                     4,240,979      8.28

                      NET ASSETS                                           $51,253,498    100.00%

<F1> Securities listed are common stocks unless otherwise indicated.
<F2> Indicates security which has not paid dividends during the preceding twelve months.
See Notes to Financial Statements

Statement of Assets and Liabilities
as of December 31, 2001

Assets      Investment in securities,
               at market (cost: $14,302,256)            $47,012,519
            Cash  9,432,056
            Dividends receivable                              1,000
            Other assets                                      4,583 $56,450,158
Liabilities Payable for adviser and management services      29,089
            Payable for distribution plan                    27,971
            Payable for securities purchased              5,030,603
            Payable for Fund's shares repurchased            92,031
            Accounts payable and accrued expenses            16,966   5,196,660
Net Assets  Capital stock
               ($.01 par value, 2,457,611 shares
               outstanding, 25,000,000 authorized)           24,576
            Paid-in capital                              18,518,659
            Unrealized gains                             32,710,263 $51,253,498

            Net asset value per share                                    $20.86

See Notes to Financial Statements


Statement of Operations
for the year ended December 31, 2001

Investment Income
            Income:
               Dividends                               $    708,766
               Interest                                      89,251  $  798,017
            Expenses:
               Investment advisory fee                      200,505
               Business management fee                      190,066
               Distribution expenses                        112,904
               Transfer agent fee                            82,000
               Auditing and legal fees                       26,000
               Custodian fee                                 38,050
               Directors' fees                               12,400
               Postage, stationery and supplies               8,106
               Reports to shareholders                      18,000
               Registration and prospectus                   42,350
               Other                                         20,860     751,241
            Net investment income                                        46,776

Realized and Unrealized Gain on Investments
            Net realized gain on equities, identified
               cost basis                                 5,956,840
            Net change in unrealized gain              (15,141,788)
               Net realized and change in unrealized
                  gain on investments                               (9,184,948)

            Net decrease in net assets resulting from
               operations                                          $(9,138,172)

See Notes to Financial Statements


Statement of Changes in Net Assets

                                                 For the year ended December 31,
                                                         2001            2000

Decrease in Net Assets
     Operations:
        Net investment income                         $  46,776     $  128,270
        Net realized gain on equity investments       5,956,840      2,036,219
        Net change in unrealized gain on
           investments                              (15,141,788)    (2,160,826)
        Net (decrease) increase in net assets
           resulting from operations                 (9,138,172)         3,663
     Dividends and Distributions Paid to
        Shareholders:
        Dividends from net investment income            (37,160)       (71,380)
        Distributions from net realized gains        (5,555,972)    (1,704,477)
           Total                                     (5,593,132)    (1,775,857)
     Amounts Reclassified from Undistributed
        Earnings to Paid-In-Capital                    (205,242)      (204,667)
     Capital Stock Transactions:
        Net increase (decrease) in net assets
         resulting from capital stock transactions    4,115,184     (5,688,834)
     Total decrease in net assets                   (10,821,362)    (7,665,695)
     Net Assets:
        Beginning of year                            62,074,860     69,740,555
        End of year                                 $51,253,498    $62,074,860


See Notes to Financial Statements

Financial Highlights
for a share outstanding throughout the fiscal year

                                             For the Year Ended December 31,
                                          2001    2000    1999    1998    1997

Net asset value, beginning of year       $28.05  $28.83  $30.86  $26.09  $20.00
Income from investment operations:
  Net investment income                     .02     .04     .08     .08     .09
  Net realized and unrealized gain (loss)
    on investment                         (4.28)    .10   (1.36)   5.95    7.20
    Total from investment operations      (4.26)    .14   (1.28)   6.03    7.29

Less Distributions:
  Dividends (from net investment
    income)                                (.02)   (.05)   (.08)   (.07)   (.09)
  Distributions (from capital gains)      (2.91)   (.87)   (.67)  (1.19)  (1.11)
    Total distributions                   (2.93)   (.92)   (.75)  (1.26)  (1.20)
Net asset value, end of year             $20.86  $28.05  $28.83  $30.86  $26.09
Total return /1/                         (15.31)%   .65%  (4.15)% 23.22%  36.56%

Ratios/supplemental data:
  Net assets, end of year (in thousands)$51,253 $62,075 $69,741 $77,868 $61,649
  Ratio of expenses to avg. net assets     1.39%   1.25%   1.18%   1.24%   1.25%
  Ratio of net income to avg. net assets    .09%    .21%    .30%    .26%    .35%
  Portfolio turnover rate                 14.42%  11.73%   8.07%  11.17%  13.03%


/1/Excludes maximum sales charge of 5.75% of the Fund's offering price. See Notes to Financial Statements


 Notes to Financial Statements

Note 1 -- Summary of Significant Accounting Policies

The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 and operated as such through December 30, 2001. It began operating as the JPMorgan Value Opportunities Fund, Inc. on December 31, 2001 with a new investment objective, two share classes, two distribution plans, a new investment adviser, and a new business management contract. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A and Class B shares. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan.

J.P. Morgan Investment Management Inc. ("JPMIM", a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment adviser (the "Investment Adviser"). Washington Investment Advisers, Inc. ("WIA") was the Fund's investment adviser through December 30, 2001. Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). WMC and WIA are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. JPMorgan Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

Custodian Agreement: Pursuant to the custodian agreement with JPMorgan Chase Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $38,050 includes $10,050 that was paid by these credits rather than in cash.

Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The Fund reclassified $205,242 from undistributed realized gains to paid-in capital during the year. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2 -- Investment Adviser and Business Management Fees and Other Transactions with Affiliates

Investment Advisory Fee: WIA was paid a fee of $199,935 for investment management services for the fiscal year through December 30, 2001. The Investment Advisory Agreement provided for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. JPMIM was paid a fee of $570 for investment management services for the day of December 31, 2001. The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.500% on the Fund's net assets.

Business Management Fee: WMC was paid a fee of $190,066 for business management services for the fiscal year ended December 31, 2001. Through December 30, 2001 the Business Management Agreement provided for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The fee rate changed to an annual rate of 0.175% on Fund net assets beginning December 31, 2001. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager.

Shareholder Service Fees: The Fund adopted a Shareholder Services Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A) and 0.25% (Class B) of the average daily net assets of each of the respective share classes. No such fees were charged for the year ended December 31, 2001.

Distribution Fees: Each share class has a Distribution Plan. The Class A Plan pays a fee at a maximum annual rate of 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares.

Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $44,503 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. At December 31, 2001 JLG and affiliates owned 18.7% of the Fund's Class A shares.

All Officers and three Directors of the Fund are "affiliated persons" (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.


Note 3 -- Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $7,437,970 and sales of $11,325,067 during the year ended December 31, 2001. Net unrealized gains at December 31, 2001 included unrealized gains of $33,512,551 and unrealized losses of $802,288.

Note 4 -- Capital Stock Transactions
Transactions in capital stock were:

                                                           For the Year Ended
                                                              December 31,
                                                            2001        2000

In shares:
Shares sold                                            259,307        43,467
Shares issued in
  reinvestment
  of dividends                                         242,294        66,063
Total shares issued                                    501,601       109,530
Shares redeemed                                       (257,196)     (314,936)
Net increase (decrease)                                244,405      (205,406)

In dollars:
Shares sold                                         $5,504,972   $ 1,257,173
Shares issued in
  reinvestment
  of dividends                                       5,100,798     1,763,866
Total shares issued                                  10,605,770    3,021,039
Shares redeemed                                     (6,490,586)   (8,709,873)
Net increase (decrease)                              $4,115,184  $(5,688,834)

Note 5 -- Class B Share Operations

lass B shares began operation on December 31, 2001. For financial reporting purposes, Class B activity has been incorporated in the Fund level information presented. At December 31, 2001 Class B assets equaled $9,929 which represented 476 Class B shares at a net asset value of $20.86.

Report of Independent Accountant

The Board of Directors and Shareholders
JPMorgan Value Opportunities Fund, Inc. / Washington, DC

We have audited the accompanying statement of assets and liabilities and investment portfolio of the JPMorgan Value Opportunities Fund, Inc., formerly The Growth Fund of Washington, Inc., as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPMorgan Value Opportunities Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

JOHNSON LAMBERT & CO.

(signature)

Bethesda, MD
January 17, 2002

Tax Information (unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                       Dividends and Distributions Per Share
To Shareholders                            From Net         From Net Realized
of Record             Payment Date     Investment Income     Long-Term Gains

June 22, 2001         June 25, 2001          $.020                 --
December 28, 2001     December 31, 2001       --                  $2.91

The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.
Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the Fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Shareholders should consult their tax adviser.

Board of Directors

                          Year first
        Name              elected a                     Principal                Other directorships
 Fund position, age      Director<F1>                occupation<F2>             held by Director<F3>

Independent Directors

Cyrus A. Ansary             1985          President, Investment Services   The American Funds Tax-Exempt Series I
  Director, 67                            International, LLC<F4>           Washington Mutual Investors Fund

Daniel J. Callahan III      2001          Vice Chairman and Treasurer,     Washington Mutual Investors Fund
  Director, 69                            The Morris and Gwendolyn         WGL Holdings, Inc.
                                          Cafritz Foundation

James C. Miller III         2001          Counselor,                       Atlantic Coast Airlines, Inc.
  Director, 59                            Citizens for a Sound Economy     The American Funds Tax-Exempt Series I
                                                                           Washington Mutual Investors Fund

T. Eugene Smith             1985          President,                       The American Funds Tax-Exempt Series I
  Director, 71                            T. Eugene Smith, Inc.<F5>        Washington Mutual Investors Fund

Leonard P. Steuart, II      1994          Vice President,                  Washington Mutual Investors Fund
  Director, 66                            Steuart Investment Company<F6>

Margita E. White            1991          Retired President,               Leitch Technology Corp.
  Director, 64                            Association for Maximum          The American Funds Tax-Exempt Series I
                                          Service Television               Washington Mutual Investors Fund

Interested Directors<F7>

James H, Lemon, Jr.         1985          Chairman & Chief Executive       The American Funds Tax-Exempt Series I
  Chairman, 65                            Officer, The Johnson-Lemon       Washington Mutual Investors Fund
                                          Group, Incorporated<F8>

Harry J. Lister             1985          Director & President, Washington The American Funds Tax-Exempt Series I
  Vice Chairman, 65                       Management Corporation           Washington Mutual Investors Fund

Jeffrey L. Steele           2001          Director & Executive Vice        Washington Mutual Investors Fund
  President, 56                           President, Washington Management
                                          Corporation; Former Partner,
                                          Dechert Price and Rhoads.

The SAI includes additional information about Fund Directors. You can get a copy of the SAI, without charge, by calling 1-800-348-4782.

<F1> Directors of the Fund serve until their resignation, removal or retirement.

<F2>Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.

<F3> Includes all directorships that are held by each director as a director or a public company or registered investment company (other than the Fund). No director serves as a director for any other fund in the JPMorgan family of mutual funds.

<F4> The principal business of Investment Services International, LLC is a holding company for various operating entities.

<F5>The principal business of T. Eugene Smith, Inc. is real estate investment and operation.

<F6> The principal business of Steuart Investment Company is real estate investment and operation.

<F7> Each is interested by way of his affiliation with the Business Manager.

<F8>The principal business of The Johnston-Lemon Group, Incorporated is a financial services holding company.

Other Officers

                              Year First
        Name                  elected an                Principal
 Fund position, age           officer /1/              occupation /2/

Stephen Hartwell                  1985     Chairman,
  Executive Vice President, 86             Washington Management Corporation

Howard L. Kitzmiller              1985     Director, Senior Vice President,
  Senior Vice President                    Secretary and Assistant Treasurer,
  and Secretary, 71                        Washington Management Corporation

Michael W. Stockton               1993     Vice President, Assistant Secretary
  Vice President, Treasurer,               and Assistant Treasurer,
  and Assistant Secretary, 34              Washington Management Corporation

Ralph S. Richard                  1998     Director, Vice President & Treasurer,
  Vice President, 82                       Washington Management Corporation

Lois A. Erhard                    1987     Vice President,
  Vice President, 49                       Washington Management Corporation

J. Lanier Frank                   1995     Assistant Vice President,
  Assistant Vice President, 40             Washington Management Corporation

Ashley L. Shaw                    2000     Assistant Secretary,
  Assistant Secretary and                  Washington Management Corporation
  Assistant Treasurer, 32                  Attorney/Law Clerk


The address for all Directors and Officers is the Office of the Fund, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.


/1/ Officers hold office until their respective successors are elected, or until they resign or are removed.
/2/ Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.


Results of Special Meeting of Shareholders

Record Date October 11, 2001 and Meeting Date December 5, 2001

Shares outstanding on October 11, 2001             2,012,972
Total shares voting on December 5, 2001            1,315,947     65%


                                               Percent                Percent               Percent
                                      Votes    of Shares    Votes    of Shares    Votes    of Shares
                                       For    Voting For   Against    Against   Withheld   Withheld

Modification of Fund Objective:      961,889      73%       32,339       3%      321,719      24%

New Investment
  Advisory Agreement:                968,351      74%       23,608       2%      323,988      24%

Rename Fund:                       1,264,236      96%       29,662       2%       22,049       2%

Adoption of Multiple
  Share Class structure:           1,238,269      94%       48,199       4%       29,479       2%

Modification of Fundamental
  Investment Restrictions:
  Borrowing                          947,707      72%       40,707       3%      327,533      25%
  Underwriting                       952,247      72%       36,469       3%      327,231      25%
  Real Estate                        947,066      72%       41,312       3%      327,569      25%
  Commodities                        937,040      71%       50,133       4%      328,774      25%
  Lending                            945,696      72%       44,471       3%      325,780      25%
  Concentration                      943,751      72%       46,750       3%      325,446      25%
  Senior Securities                  947,462      72%       39,264       3%      329,221      25%
  Diversification                    950,922      72%       40,216       3%      324,809      25%

Election of Directors:

  Cyrus A. Ansary                  1,274,879      97%           --       --       41,068       3%
  Daniel J. Callahan III           1,282,293      97%           --       --       33,654       3%
  James H. Lemon, Jr.              1,275,166      97%           --       --       40,781       3%
  Harry J. Lister                  1,283,371      98%           --       --       32,576       2%
  James C. Miller III              1,282,293      97%           --       --       33,654       3%
  T. Eugene Smith                  1,274,989      97%           --       --       40,958       3%
  Jeffrey L. Steele                1,283,745      98%           --       --       32,202       2%
  Leonard P. Steuart, II           1,283,745      98%           --       --       32,202       2%
  Margita E. White                 1,283,745      98%           --       --       32,202       2%

Amendment to Articles
  amendment procedures:            1,252,382      95%       36,383       3%       27,182       2%


graphic: JP Morgan Logo

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

Office of the Fund and Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
J.P. Morgan Investment Management Inc.
1211 Avenue of the Americas
New York, NY 10036

Custodian
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105
(800) 348-4782

Distributor
J.P. Morgan Fund Distributors, Inc.
1211 Avenue of the Americas
New York, NY 10036

Independent Accountants
Johnson Lambert & Co.
7500 Old Georgetown Road
Bethesda, MD 20814

Counsel
Thompson, O'Donnell, Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005